Exhibit 99.1

Investor Presentation November 9, 2006

INVESTools Investor Education Cautionary Statements All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements.  Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However,  a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time INVESTools’  SEC filings. The forward-looking statements are made only as of the date hereof and the Company assumes no obligation to publicly update or revise the forward-looking statements whether as a result of new information, future events, or otherwise. INVESTools is not a broker-dealer or otherwise engaged in the business of effecting transactions in securities. INVESTools is not an investment advisor or otherwise a provider of investment advice or investment recommendations. 2

INVESTools Investor Education Non-GAAP Financial Disclosures The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure.  In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein. INVESTools uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments.  STV is consistent with the amount of cash receipts from selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “adjusted EBITDA” as a valuable representation of the Company’s operating performance.  Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, income taxes, other non-cash items and the non-cash change in deferred revenue. The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company.  Similar measurements are used by companies within the industry, as well as by companies outside the industry that provide products and services in which cash is collected in full at the time of the sale with fulfillment occurring over an extended period of time. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements. 3

4 Our Mission To build the leading brand in investor education WE BELIEVE In the power of investor education In continuous product upgrades and innovation That every student deserves to succeed We are the Leader in Investor Education Approximately 264,000 graduates have successfully completed our core courses

INVESTools Investor Education Financial Summary 1.7x 2.7x $479.8 million $0.7 million $69.5 million 514 $188.6 million $112.7 million September 30, 20061.0x 1.2x Enterprise Value / Trailing Sales Transaction Volume 1.3x 1.5x Enterprise Value / Trailing GAAP Revenue $152.9 million $241.7 million Market Capitalization $ – million $0.6 million Debt $26.8 million $33.4 million Cash, Marketable Securities & Restricted Cash 374 486 Employees $122.6 million $176.2 million Sales Transaction Volume $97.2 million $138.6 million GAAP Revenue December 31, 2004 December 31, 20055 For a reconciliation of GAAP revenue to sales transaction volume refer to slide “Statement of Operations & Adjusted EBITDA”. Debt reflects a capital lease obligation. Enterprise value is defined as market capitalization less cash, marketable securities and restricted cash. Trailing GAAP revenue and trailing sales transaction volume are based on trailing four quarters. YEAR TO DATE ENDED YEAR ENDED YEAR ENDED

Education Trends are in Our Favor 6 RETAIL INVESTOR ACCESS TO INFORMATION BABY BOOM RETIREMENT ELIMINATION OF PENSION PLANSOPTIONS TRADING GROWTHSOCIAL SECURITY INSTABILITYONLINE ADULT EDUCATION PENETRATION

Investor Education A Substantial Category Total potential households 27 million 58% of investors do not rely on professional advisors 68% of investors use the internet for financial related purposes 57 million households own equities 7 Source: SIA & ICI

8 Source: Forrester’s Consumer Technographics® 2005 North American Benchmark Study 30 million households have assets between $100k and $1mm (33% of US population) They control 39% of all US retail assets, or $12 trillion They’re seeking guidance about how to plan for retirement 65% are preparing for retirement but only 27% have an adviser Nine out of ten Mass Affluents manage their own 401k INVESTools Leadership The Self-Directed Mass Affluent Investor

Average Age 49 years old HHI $123,000 Assets $499k Male 76% Employed 81% Student Demographics Demographics broken down by package Associate Master PHD 48 years old 47 years old 48 years old$114,000 $125,000 $149,000$488k $456k $651k72% 72% 70%79% 87% 85% 9 Source: INVESTools Primary Research INVESTools Leadership Attracting High Quality Customers

The Web’s premier provider of advanced charting technology; rated #1 by Barron’s since 2001 and a “Forbes Favorite” since 1999 Committed to Leadership Highest Quality Tools & Services 10

INVESTOOLS® INVESTOR EDUCATION
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INVESTools Leadership
Substantial Marketing Impact

Best in class agency partners

Ogilvy

avenue a razorfish

Substantial marketing reach

- 2 million unique households a month see our TV ads
- Serving over 90 million advertising impressions a month

Site Activity*

- Marketing site traffic 274,005 unique visitors/month
- Subscription site traffic 203,341 unique visitors/month
- Average time spent on subscription site 17 minutes 14 seconds

Active User Groups

- Approximately 145 user groups of varied size (5 to 800 per group) on Yahoo! Groups and MSN Groups
- 93% of users are willing to refer a friend to INVESTools

*Based on Q3 average

Online Content Distribution Brokerage Relationships Events Business Distribution Data Providers Committed to Leadership Highest Quality Partnerships 12

INVESTOOLS®
INVESTOR EDUCATION
13



Committed to Leadership
Continued Product Innovation


INVESTOOLS
onlinecourse

- 68% of sales in the quarter come from products launched in the past 3 years

Events Business

Continuing Education (Associate)	2003
Continuing Education (Masters, PHD)	2004
Currency Trading	2005
Active Investing Series	2005
Active Investing Talk	2005
Personal Instruction	Q3/2006
Specialty Courses	Q3/2006

Online Business

Online Webinars	2005
5 Step Investing Formula Online	2005
Basic Options Online	Q1/2006
Advanced Options Online	Q1/2006
Currency Trading Online	Q1/2006
Advanced Technical Analysis Online	Q2/2006
Trading Rooms & Masters Talk	Q2/2006
Advanced Currency Trading Online	Q3/2006
Personal Instruction	Q3/2006
Interactive: Stocks & Options Online	Q3/2006
Specialty Courses	Q3/2006

INVESTools®
INVESTOR EDUCATION
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INVESTools Leadership
Robust Learning Formats


Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Step 4 of 5

Course Offerings	Learning Formats: Preview Events	Workshops	Subscription Coaching	Coaching	Ongoing Support	Online	Personal Instruction
Stocks (5-Step Investing Formula)	X	X	X	X	X	X	X
Basic Options		X	X	X	X	X	X
Advanced Options		X	X	X	X	X	X
Advanced Technical Analysis		X	X	X	X	X	X
Currency Trader	X	X	X	X	X	X	X
Advanced Currency Trader			X	X	X	X	X
Active Investing for Stocks		X		X	X		X
Active Investing for Options		X		X	X		X
Active Investing for Currencies		X		X	X		X

PREREQUISITE for all continuing education programs is the 5-Step Investing Formula course. Advanced students may purchase individual components of Continuing Education Programs at higher prices. INVESTools CONTINUING EDUCATION PROGRAMS15 $4,999 $11,999 $23,999

INVESTools Investor Education Growing Graduate Base16 – Includes students who graduated from both the 5-Step Investing and Currency Trader courses.

INVESTools Investor Education Active Subscriber Base 17 – Quarterly numbers beginning in 2005 include Prophet.Net subscribers.

Financial Excellence – Improving the Mix of Graduates from the INVESTools Brand 18 – Includes students who graduated from both the 5-Step Investing and Currency Trader courses.

Financial Excellence Growing Sales Transaction Volume 19 – For a reconciliation of GAAP revenue to sales transaction volume refer to slide “Statement of Operations & Adjusted EBITDA”. – Quarterly Chart : Q1-04 includes $0.6 million of acquired non-cash deferred revenue.

Financial Excellence – Improving Mix of Continuing Education Products 20 – Upsell rates are the sales that take place at the workshops for advanced product sales. Upsell rates do not include sales from the Company’s other sales floors.

INVESTOOLS® INVESTOR EDUCATION

Statement of Operations & Adjusted EBITDA

21

($ in thousands)	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06	Q2-06	Q3-06	YTD 2006
Total sales transaction volume	$122,622	$ 41,891	$ 45,734	$ 38,545	$ 50,000	$176,170	$ 58,661	$ 73,359	$ 56,609	$188,629
Change in deferred revenue	(25,453)	(11,267)	(11,572)	(1,526)	(13,184)	(37,549)	(19,880)	(34,963)	(21,057)	(75,900)
GAAP revenue	97,169	30,624	34,162	37,019	36,816	138,621	38,781	38,396	35,552	112,729
Costs and expenses:										
Cost of revenue	65,659	25,380	25,211	18,254	23,316	92,161	28,699	35,851	26,291	90,841
Selling expense	24,493	8,616	9,329	9,383	10,004	37,332	11,888	12,166	12,154	36,208
General and administrative expense	17,843	6,047	5,915	5,439	6,781	24,182	8,075	8,611	8,353	25,039
Special charges	1,084	-	40	18	1,019	1,077	366	2,624	195	3,185
Total costs and expenses	109,079	40,043	40,495	33,094	41,120	154,752	49,028	59,252	46,993	155,273
Income (loss) from operations	(11,910)	(9,419)	(6,333)	3,925	(4,304)	(16,131)	(10,247)	(20,856)	(11,441)	(42,544)
Other income (expense):										
Gain (loss) on sale of assets and other, net	(77)	-	(93)	-	-	(93)	7	3	-	10
Interest income (expense)	268	121	166	108	201	597	348	587	646	1,581
Total other income (expense)	191	121	73	108	201	503	355	590	646	1,591
Net income (loss) before income tax expense	(11,719)	(9,298)	(6,260)	4,033	(4,103)	(15,628)	(9,892)	(20,266)	(10,795)	(40,953)
Income tax expense (benefit)	8	5	-	(5)	114	114	28	28	(907)	(851)
Net income (loss) before cumulative effect of accounting change	(11,727)	(9,303)	(6,260)	4,038	(4,217)	(15,742)	(9,920)	(20,294)	(9,888)	(40,102)
Cumulative effect of accounting change	-	-	-	-	-	-	48	-	-	48
Net income (loss)	$ (11,727)	$ (9,303)	$ (6,260)	$ 4,038	$ (4,217)	$ (15,742)	$ (9,872)	$ (20,294)	$ (9,888)	$ (40,054)

($ in millions)	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06	Q2-06	Q3-06	YTD 2006
GAAP net income (loss)	$ (11.7)	$ (9.3)	$ (6.3)	$ 4.0	$ (4.2)	$ (15.7)	$ (9.9)	$ (20.3)	$ (9.9)	$ (40.1)
Add:										
Depreciation and amortization	1.0	0.5	0.6	0.6	0.9	2.7	1.1	1.2	1.2	3.5
Income tax expense (benefit)					0.1	0.1			(0.9)	(0.9)
Other non-cash items	2.7	0.6	0.9	0.6	1.8	3.8	0.6	2.0	0.4	3.0
Net change in deferred revenue	25.3	11.0	11.6	1.6	12.8	37.0	19.9	35.0	21.2	76.1
Adjusted EBITDA	$ 17.3	$ 2.8	$ 6.8	$ 6.8	$ 11.4	$ 27.9	$ 11.7	$ 17.9	$ 12.0	$ 41.6

INVESTools® INVESTOR EDUCATION

Sales Transaction & Revenue Breakout by Quarter

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($ in thousands)	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06	Q2-06	Q3-06	YTD 2006
Initial education:										
Workshops	$ 17,907	$ 3,819	$ 4,260	$ 4,685	$ 4,322	$ 17,086	$ 3,955	$ 3,268	$ 3,111	$ 10,334
Coaching	5,891	114	136	-	-	250	63	79	38	180
Home study / Online courses	4,659	453	872	2,049	3,029	6,403	5,367	4,887	6,387	16,641
Initial web time	3,559	722	731	709	741	2,903	840	790	706	2,336
Initial education sales transaction volume	32,016	5,108	5,999	7,443	8,092	26,642	10,225	9,024	10,242	29,491
Continuing education:										
Workshops	14,896	7,439	7,652	6,047	9,422	30,560	11,271	13,232	7,772	32,275
Coaching	31,974	17,089	19,798	13,456	18,531	68,874	20,195	27,738	17,627	65,560
Home study / Online courses	13,284	5,568	5,291	4,286	6,184	21,329	7,796	13,311	12,925	34,032
Web time renewals	23,900	5,225	5,686	5,966	6,161	23,038	7,309	8,146	6,301	21,756
Other revenue	6,552	1,462	1,308	1,347	1,610	5,727	1,865	1,908	1,742	5,515
Continuing education sales transaction volume	90,606	36,783	39,735	31,102	41,908	149,528	48,436	64,335	46,367	159,138
Total sales transaction volume	122,622	41,891	45,734	38,545	50,000	176,170	58,661	73,359	56,609	188,629
Change in deferred revenue, net	(25,453)	(11,267)	(11,572)	(1,526)	(13,184)	(37,549)	(19,880)	(34,963)	(21,057)	(75,900)
Total revenue	$ 97,169	$ 30,624	$ 34,162	$ 37,019	$ 36,816	$ 138,621	$ 38,781	$ 38,396	$ 35,552	$ 112,729
Initial education sales transaction volume	$ 32,016	$ 5,108	$ 5,999	$ 7,443	$ 8,092	$ 26,642	$ 10,225	$ 9,024	$ 10,242	$ 29,491
% of total sales transaction volume	26%	12%	13%	19%	16%	15%	17%	12%	18%	16%
Continuing education sales transaction volume	$ 90,606	$ 36,783	$ 39,735	$ 31,102	$ 41,908	$ 149,528	$ 48,436	$ 64,335	$ 46,367	$ 159,138
% of total sales transaction volume	74%	88%	87%	81%	84%	85%	83%	88%	82%	84%

– The Company has reclassified certain amounts to different categories to be more reflective of the method in which the education is consumed by the student. Certain amounts related to advanced product workshops were reclassified from home study products to workshops and initial subscriptions were reclassified into their own category from workshops. Prior year amounts have been reclassified to conform to the current period's presentation.

INVESTOOLS® INVESTOR EDUCATION

INVESTools Investor Education Select Financial Data

23

($ in millions)	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06	Q2-06	Q3-06	YTD 2006
Cash flow and balance sheet items:										
GAAP cash flow provided from operating activities	$ 17.5	$ 3.6	$ 1.0	$ 8.5	$ 11.8	$ 24.9	$ 16.5	$ 15.4	$ 13.3	$ 45.3
Cash, restricted cash and marketable securities	$ 26.8	$ 20.4	$ 19.5	$ 25.5	$ 33.4	$ 33.4	$ 48.0	$ 59.0	$ 69.5	$ 69.5
Deferred revenue balance	$ 40.4	$ 51.6	$ 63.1	$ 64.6	$ 77.5	$ 77.5	$ 97.2	$ 132.0	$ 153.3	$ 153.3

($ in millions)	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06	Q2-06	Q3-06	YTD 2006
Capital expenditure detail:										
Leasehold improvements	$ 0.1	$ 0.9	$ 0.8	$ 0.1	$ -	$ 1.8	$ -	$ 0.1	$ -	$ 0.1
Online initiatives	0.1	0.8	1.2	1.2	2.7	5.9	1.5	0.4	0.4	2.3
Other	1.2	0.3	0.1	0.4	0.4	1.2	0.8	2.6	1.3	4.8
Total	$ 1.4	$ 2.0	$ 2.1	$ 1.7	$ 3.1	$ 9.0	$ 2.3	$ 3.1	$ 1.7	$ 7.2
Equipment financed with capital leases	$ -	$ -	$ 0.7	$ -	$ -	$ 0.7	$ 0.1	$ 0.1	$ -	$ 0.2
Impairment of internally developed software	$ (0.5)	$ -	$ -	$ -	$ (1.0)	$ (1.0)	$ -	$ (1.4)	$ -	$ (1.4)

INVESTools is a leading provider of investor education globally Blended learning via online and offline delivery platforms Scalable, recurring revenue business model Accelerating growth in free cash flow Investor education is a portal to other high-value financial services INVESTools Investor Education Investment Considerations 24